UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

February 28, 2013

	Number of
	Shares	Value
Common Stock – 74.08%
Consumer Discretionary – 4.10%
Coach	10,000	$483,300
†DIRECTV Class A	1,550	74,664
Johnson Controls	48,400	1,523,148
Lowe's	40,500	1,545,075
		3,626,187
Consumer Staples – 8.36%
Archer-Daniels-Midland	49,400	1,573,884
CVS Caremark	29,200	1,492,704
Kraft Foods Group	30,933	1,499,323
Mondelez International Class A	34,900	964,985
*Safeway	78,200	1,865,852
		7,396,748
Diversified REITs – 1.85%
Fibra Uno Administracion	129,600	401,701
Fifth Street Finance	29,012	310,427
Lexington Reality Trust	77,500	888,150
Nieuwe Steen Investments	269	1,933
Vornado Realty Trust	465	37,298
		1,639,509
Energy – 9.05%
Chevron	12,800	1,499,520
ConocoPhillips	24,700	1,431,365
Halliburton	47,000	1,950,970
Marathon Oil	50,000	1,675,000
Occidental Petroleum	17,500	1,440,775
		7,997,630
Financials – 7.31%
Allstate	36,000	1,656,720
Bank of New York Mellon	62,100	1,685,394
Marsh & McLennan	41,700	1,548,738
Travelers	19,600	1,576,232
		6,467,084
Healthcare – 10.36%
†Alliance Healthcare Services	1,465	10,314
Baxter International	23,000	1,554,800
Cardinal Health	35,900	1,658,939
Johnson & Johnson	20,000	1,522,200
Merck	34,000	1,452,820
Pfizer	61,189	1,674,742
Quest Diagnostics	22,900	1,286,293
		9,160,108
Healthcare REITs – 0.89%
HCP	3,850	188,188
Health Care REIT	7,660	491,312
LTC Properties	2,800	107,996
		787,496
Hotel REITs – 0.74%
Ashford Hospitality Trust	9,000	105,930
DiamondRock Hospitality	12,300	109,962
LaSalle Hotel Properties	3,100	78,709
Summit Hotel Properties	37,600	360,960
		655,561

Industrial REITs – 1.04%
†First Industrial Realty Trust	26,400	418,968
ProLogis	1,080	42,055
STAG Industrial	21,700	460,257
		921,280
Industrials – 4.91%
†Delta Air Lines	24	342
†Flextronics International	4,400	29,260
Northrop Grumman	22,400	1,471,232
Raytheon	24,200	1,320,594
Waste Management	40,700	1,518,924
		4,340,352
Information Technology – 6.67%
Cisco Systems	81,700	1,703,445
Intel	55,400	1,155,090
Motorola Solutions	25,742	1,601,410
Xerox	177,400	1,438,714
		5,898,659
Mall REITs – 2.10%
CBL & Associates Properties	6,300	143,262
General Growth Properties	4,429	84,771
Macerich	1,326	79,706
*Rouse Properties	228	3,787
Simon Property Group	9,747	1,548,408
		1,859,934
Manufactured Housing REIT – 0.43%
*Sun Communities	8,100	376,893
		376,893
Materials – 1.56%
duPont (E.I.) deNemours	28,700	1,374,730
		1,374,730
Mixed REITs – 0.81%
*Digital Realty Trust	7,550	505,699
Liberty Property Trust	2,300	89,217
PS Business Parks	1,600	118,384
		713,300
Mortgage REITs – 0.43%
Starwood Property Trust	13,500	377,325
		377,325
Multifamily REITs – 1.52%
Apartment Investment & Management	12,119	358,965
BRE Properties	4,200	204,162
Camden Property Trust	2,950	203,963
Education Realty Trust	25,000	272,750
Equity Residential	5,600	308,224
		1,348,064
Office REITs – 1.12%
*Alstria Office REIT	23,400	273,717
Boston Properties	400	41,552
Brandywine Realty Trust	9,700	133,375
*Government Properties Income Trust	4,100	108,486
Parkway Properties	25,700	434,587
		991,717
Real Estate Management & Development – 0.00%
†Howard Hughes	1	77
		77
Self-Storage REITs – 0.42%
Extra Space Storage	2,800	104,832
Public Storage	1,750	264,618
		369,450

Shopping Center REITs – 1.53%
Agree Realty	13,950	391,577
*Equity One	6,800	159,868
Federal Realty Investment Trust	300	31,863
First Capital Realty	11,881	218,574
Kimco Realty	17,230	375,097
Ramco-Gershenson Properties Trust	5,200	82,160
*Weingarten Realty Investors	3,000	91,950
		1,351,089
Single Tenant REIT – 0.22%
*National Retail Properties	5,700	196,365
		196,365
Specialty REITs – 3.38%
EPR Properties	2,420	118,072
*Gladstone Land	27,600	415,932
Home Loan Servicing Solution	39,400	888,863
Plum Creek Timber	5,785	280,573
Potlatch	4,125	181,541
*Rayonier	2,500	139,675
†Research In Motion	25,000	333,750
Solar Capital	25,861	633,595
		2,992,001
Telecommunications – 3.42%
AT&T	38,300	1,375,353
=†Century Communications	500,000	0
CenturyLink	1,196	41,465
France Telecom ADR	5,100	49,776
*Frontier Communications	33,800	139,932
Verizon Communications	30,500	1,419,165
		3,025,691
Utilities – 1.85%
American Water Works	3,600	142,020
=†Calpine Tracking	345,000	0
Edison International	31,100	1,493,732
†Mirant (Escrow)	180,000	0
NRG Energy	65	1,560
		1,637,312
Total Common Stock (cost $52,657,294)		65,504,562

Convertible Preferred Stock – 2.73%
ArcelorMittal 6.00% exercise price $20.94, expiration date 12/21/15	2,175	51,486
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	6,522	422,300
#Chesapeake Energy 5.75% 144A exercise price $27.90, expiration date 12/31/49	177	183,969
El Paso Energy Capital Trust I 4.75% exercise price $34.49 expiration date 3/31/28	5,250	300,510
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	288	330,732
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	182	231,140
MetLife 5.00% exercise price $44.28, expiration date 9/4/13	4,725	223,020
PPL 9.50% exercise price $28.80, expiration date 7/1/13	4,800	264,384
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	780	75,590
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	259	328,412
Total Convertible Preferred Stock (cost $2,076,289)		2,411,543

	Principal
	Amount
Convertible Bonds – 10.32%
Basic Industry – 0.16%
Steel Dynamics 5.125% exercise price $17.29, expiration date 6/15/14	$122,000	137,555
		137,555
Capital Goods – 1.06%
L-3 Communications Holdings 3.00% exercise price $91.21, expiration date 8/1/35	275,000	280,156
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	459,000	462,730
#Titan Machinery 144A 3.75% exercise price $43.17, expiration date 4/30/19	190,000	195,106
		937,992

Communications – 1.13%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	213,000	150,032
*#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	135,000	148,163
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/10/14	282,000	282,704
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	179,000	181,685
SBA Communications 4.00% exercise price $30.38, expiration date 9/29/14	101,000	239,686
		1,002,270
Consumer Cyclical – 1.72%
*ΦArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	520,000	406,900
#Iconix Brand Group 144A 2.50% exercise price $30.75, expiration date 5/31/16	230,000	249,981
International Game Technology 3.25% exercise price $19.95, expiration date 5/1/14	102,000	108,821
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	456,000	459,420
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	278,000	299,893
		1,525,015
Consumer Non-Cyclical – 1.80%
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	228,000	220,163
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	208,000	172,640
*ΦHologic 2.00% exercise price $31.17, expiration date 2/27/42	214,000	222,159
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	106,000	101,429
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14	300,000	317,438
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	65,000	147,875
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	380,000	359,574
#Opko Health 144A 3.00% exercise price $7.07, expiration date 1/28/33	51,000	53,486
		1,594,764
Energy – 0.69%
*Chesapeake Energy 2.50% exercise price $51.14, expiration date 5/15/37	126,000	120,803
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	256,000	316,800
*Peabody Energy 4.75% exercise price $57.95, expiration date 12/15/41	203,000	173,438
		611,041
Financials – 0.79%
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	189,000	205,774
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	128,000	122,560
PHH 4.00% exercise price $25.80, expiration date 8/27/14	331,000	366,375
		694,709
Industrials – 0.29%
ΦGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	222,000	260,573
		260,573
Insurance – 0.16%
#WellPoint 144A 2.75% exercise price $75.57, expiration date 10/15/42	136,000	145,860
		145,860
Real Estate – 0.27%
#Lexington Realty Trust 144A 6.00% exercise price $6.93, expiration date 1/11/30	139,000	234,997
		234,997
Technology – 2.26%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 4/30/15	217,000	208,591
#144A 6.00% exercise price $28.08, expiration date 4/30/15	83,000	79,784
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	196,000	220,745
Intel 3.25% exercise price $22.20, expiration date 8/1/39	182,000	215,671
Linear Technology 3.00% exercise price $42.07, expiration date 4/30/27	270,000	289,912
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	160,000	165,300
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	186,000	229,943
#TIBCO Software 144A 2.25% exercise price $50.57, expiration date 4/30/32	354,000	346,255
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	158,000	229,298
		1,985,499
Total Convertible Bonds (cost $8,366,475)		9,130,275

Corporate Bonds – 39.85%
Automobiles – 1.01%
*American Axle & Manufacturing
7.75% 11/15/19	103,000	113,815
7.875% 3/1/17	34,000	35,105

*ArvinMeritor 8.125% 9/15/15	126,000	133,718
*Chrysler Group 8.25% 6/15/21	230,000	255,874
#International Automotive Components Group 144A 9.125% 6/1/18	165,000	162,938
*#Jaguar Land Rover 144A 8.125% 5/15/21	170,000	189,975
		891,425
Banking – 0.75%
*Barclays Bank 7.625% 11/21/22	200,000	200,000
#•HBOS Capital Funding 144A 6.071% 6/29/49	375,000	330,000
•Regions Financial Trust II 6.625% 5/15/47	135,000	136,013
		666,013
Basic Industry – 5.66%
AK Steel 7.625% 5/15/20	109,000	97,555
#APERAM 144A 7.75% 4/1/18	150,000	148,875
ArcelorMittal 6.125% 6/1/18	380,000	410,213
*#Cemex Espana Luxembourg 144A 9.25% 5/12/20	186,000	208,320
#Essar Steel Algoma 144A 9.375% 3/15/15	100,000	97,000
*#FMG Resources August 2006 144A
6.875% 2/1/18	70,000	74,288
6.875% 4/1/22	115,000	123,481
#HD Supply 144A
*7.50% 7/15/20	195,000	195,731
10.50% 1/15/21	25,000	25,906
Headwaters 7.625% 4/1/19	145,000	155,875
Immucor 11.125% 8/15/19	155,000	177,475
*#INEOS Group Holdings 144A 8.50% 2/15/16	390,000	398,287
#Inmet Mining 144A 8.75% 6/1/20	170,000	185,725
#JMC Steel Group 144A 8.25% 3/15/18	170,000	181,475
#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	170,000	179,350
#MacDermid 144A 9.50% 4/15/17	174,000	181,613
#Masonite International 144A 8.25% 4/15/21	210,000	234,675
#Murray Energy 144A 10.25% 10/15/15	127,000	128,270
#New Gold 144A 6.25% 11/15/22	190,000	200,925
Norcraft 10.50% 12/15/15	91,000	95,891
Nortek 8.50% 4/15/21	154,000	170,555
#Perstorp Holding 144A 8.75% 5/15/17	200,000	211,000
Rockwood Specialties Group 4.625% 10/15/20	180,000	186,975
#Ryerson 144A
9.00% 10/15/17	120,000	131,850
11.25% 10/15/18	50,000	51,500
#Sappi Papier Holding 144A 8.375% 6/15/19	200,000	224,750
#Taminco Global Chemical 144A 9.75% 3/31/20	137,000	152,070
#TPC Group 144A 8.75% 12/15/20	220,000	223,300
#US Coatings Acquisition 144A 7.375% 5/1/21	150,000	155,813
		5,008,743
Capital Goods – 2.04%
#Ardagh Packaging Finance 144A 7.00% 11/15/20	200,000	201,000
Berry Plastics
9.75% 1/15/21	107,000	124,120
10.25% 3/1/16	110,000	112,104
#BOE Merger PIK 144A 9.50% 11/1/17	77,000	82,005
#Consolidated Container 144A 10.125% 7/15/20	171,000	185,963
#Crown Americas 144A 4.50% 1/15/23	15,000	14,738
#GenCorp 144A 7.125% 3/15/21	85,000	88,825
Kratos Defense & Security Solutions 10.00% 6/1/17	133,000	147,464
Mueller Water Products 7.375% 6/1/17	169,000	174,915
Reynolds Group Issuer 9.875% 8/15/19	270,000	296,324
#Sealed Air 144A
8.125% 9/15/19	34,000	38,335
8.375% 9/15/21	132,000	151,140
#Silver II Borrower 144A 7.75% 12/15/20	180,000	188,100
		1,805,033

Communications – 3.41%
#Clearwire Communications 144A 12.00% 12/1/15	180,000	195,188
#Columbus International 144A 11.50% 11/20/14	130,000	147,063
#Digicel Group 144A 10.50% 4/15/18	221,000	245,309
Equinix
4.875% 4/1/20	63,000	63,000
5.375% 4/1/23	127,000	127,000
Hughes Satellite Systems 7.625% 6/15/21	160,000	183,200
Intelsat Jackson Holdings 7.25% 10/15/20	38,000	40,898
Intelsat Luxembourg
11.25% 2/4/17	279,000	296,785
PIK 11.50% 2/4/17	150,092	159,848
Level 3 Communications
*#144A 8.875% 6/1/19	80,000	86,700
11.875% 2/1/19	180,000	208,800
#Level 3 Financing 144A 7.00% 6/1/20	95,000	100,106
Satelites Mexicanos 9.50% 5/15/17	95,000	99,750
Sprint Capital 8.75% 3/15/32	85,000	100,300
Sprint Nextel
8.375% 8/15/17	124,000	144,460
9.125% 3/1/17	167,000	198,104
#Wind Acquisition Finance 144A
7.25% 2/15/18	200,000	207,000
11.75% 7/15/17	100,000	105,750
Windstream 7.50% 6/1/22	105,000	111,038
Zayo Group 10.125% 7/1/20	165,000	194,288
		3,014,587
Consumer Cyclical – 2.96%
Burlington Coat Factory Warehouse 10.00% 2/15/19	185,000	204,888
#Burlington Holdings PIK 144A 9.00% 2/15/18	35,000	35,000
#CDR DB Sub 144A 7.75% 10/15/20	220,000	223,849
CKE Restaurants 11.375% 7/15/18	106,000	124,020
Dave & Buster's 11.00% 6/1/18	151,000	171,008
#^Dave & Buster's Entertainment 144A 10.00% 2/15/16	245,000	188,344
Express 8.75% 3/1/18	79,000	86,703
#Landry's 144A 9.375% 5/1/20	185,000	199,338
Michaels Stores 11.375% 11/1/16	35,000	36,663
#Pantry 144A 8.375% 8/1/20	195,000	210,356
#Party City Holdings 144A 8.875% 8/1/20	210,000	229,424
*Quiksilver 6.875% 4/15/15	185,000	185,925
Rite Aid 9.25% 3/15/20	200,000	224,999
Sealy Mattress 8.25% 6/15/14	175,000	175,877
#Tempur-Pedic International 144A 6.875% 12/15/20	105,000	111,300
#Wok Acquisition 144A 10.25% 6/30/20	195,000	208,894
		2,616,588
Consumer Non-Cyclical – 1.25%
#Alphabet Holding PIK 144A 7.75% 11/1/17	70,000	72,888
*Dean Foods 7.00% 6/1/16	124,000	137,795
Del Monte 7.625% 2/15/19	144,000	150,120
#JBS USA 144A 8.25% 2/1/20	165,000	178,613
NBTY 9.00% 10/1/18	177,000	198,903
Smithfield Foods 6.625% 8/15/22	90,000	98,100
#Spectrum Brands Escrow 144A
6.375% 11/15/20	35,000	37,319
6.625% 11/15/22	135,000	145,800
Visant 10.00% 10/1/17	92,000	83,490
		1,103,028
Energy – 5.46%
American Petroleum Tankers Parent 10.25% 5/1/15	115,000	119,744
AmeriGas Finance 7.00% 5/20/22	105,000	113,925
#Antero Resources Finance 144A 6.00% 12/1/20	190,000	198,075
#Atlas Pipeline Partners 144A 5.875% 8/1/23	50,000	49,813

Calumet Specialty Products Partners 9.375% 5/1/19	350,000	388,499
Chaparral Energy 8.25% 9/1/21	190,000	214,700
#Chaparral Energy 144A 7.625% 11/15/22	90,000	97,200
Chesapeake Energy
*6.125% 2/15/21	26,000	27,690
6.625% 8/15/20	145,000	159,500
Comstock Resources 7.75% 4/1/19	176,000	181,280
Copano Energy
7.125% 4/1/21	47,000	53,991
7.75% 6/1/18	82,000	86,818
Crosstex Energy
#144A 7.125% 6/1/22	68,000	72,080
8.875% 2/15/18	102,000	110,415
#Drill Rigs Holdings 144A 6.50% 10/1/17	195,000	198,413
*#Genesis Energy 144A 5.75% 2/15/21	215,000	222,928
#Halcon Resources 144A 8.875% 5/15/21	210,000	226,800
#Hercules Offshore 144A 10.50% 10/15/17	276,000	300,839
#Hilcorp Energy I 144A 8.00% 2/15/20	130,000	143,325
Holly 9.875% 6/15/17	96,000	102,960
#Holly Energy Partners 144A 6.50% 3/1/20	50,000	53,750
Kodiak Oil & Gas 8.125% 12/1/19	245,000	276,849
Laredo Petroleum
7.375% 5/1/22	45,000	49,050
9.50% 2/15/19	178,000	202,030
Linn Energy
6.50% 5/15/19	17,000	17,680
8.625% 4/15/20	126,000	140,018
Oasis Petroleum 7.25% 2/1/19	130,000	141,050
Offshore Group Investments 11.50% 8/1/15	73,000	79,753
#PDC Energy 144A 7.75% 10/15/22	130,000	138,125
Pioneer Drilling 9.875% 3/15/18	182,000	199,745
Range Resources 5.00% 8/15/22	145,000	148,988
#Samson Investment 144A 9.75% 2/15/20	141,000	150,694
SandRidge Energy
7.50% 3/15/21	60,000	63,000
8.125% 10/15/22	68,000	73,525
8.75% 1/15/20	25,000	27,000
		4,830,252
Financials – 1.01%
E Trade Financial 6.375% 11/15/19	190,000	199,025
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	225,000	210,375
International Lease Finance 5.875% 4/1/19	185,000	199,696
#Nuveen Investments 144A 9.50% 10/15/20	280,000	285,600
		894,696
Healthcare – 2.57%
Air Medical Group Holdings 9.25% 11/1/18	123,000	136,684
Alere
#144A 7.25% 7/1/18	95,000	99,988
9.00% 5/15/16	145,000	152,975
#Biomet 144A 6.50% 10/1/20	195,000	201,825
#CDRT Holding PIK 144A 9.25% 10/1/17	95,000	98,206
Community Health Systems
7.125% 7/15/20	145,000	156,419
8.00% 11/15/19	124,000	137,485
HealthSouth 7.75% 9/15/22	31,000	34,023
#Kinetic Concepts 144A
10.50% 11/1/18	124,000	134,230
12.50% 11/1/19	103,000	101,970
#MultiPlan 144A 9.875% 9/1/18	208,000	231,920
Radnet Management 10.375% 4/1/18	118,000	122,425
#Sky Growth Acquisition Holdings 144A 7.375% 10/15/20	295,000	305,693
#STHI Holding 144A 8.00% 3/15/18	150,000	164,625
#Truven Health Analytics 144A 10.625% 6/1/20	70,000	78,750
#VPI Escrow 144A 6.375% 10/15/20	105,000	113,531
		2,270,749

Insurance – 1.78%
•American International Group 8.175% 5/15/58	205,000	271,881
#Hub International 144A 8.125% 10/15/18	225,000	235,688
*•ING Groep 5.775% 12/29/49	405,000	384,749
#•Liberty Mutual Group 144A 7.00% 3/15/37	190,000	194,750
#Onex USI Acquisition 144A 7.75% 1/15/21	190,000	188,813
•XL Group 6.50% 12/29/49	305,000	298,900
		1,574,781
Media – 3.48%
AMC Networks 4.75% 12/15/22	100,000	100,125
CCO Holdings 5.25% 9/30/22	195,000	192,806
#Cequel Communications Escrow 1 144A 6.375% 9/15/20	145,000	150,619
Clear Channel Communications 9.00% 3/1/21	315,000	286,649
Clear Channel Worldwide Holdings 7.625% 3/15/20	190,000	197,470
CSC Holdings 6.75% 11/15/21	130,000	142,513
#DISH DBS 144A 5.00% 3/15/23	175,000	174,563
Entravision Communications 8.75% 8/1/17	68,000	74,290
#Griffey Intermediate 144A 7.00% 10/15/20	190,000	193,800
MDC Partners 11.00% 11/1/16	185,000	204,888
#Nara Cable Funding 144A 8.875% 12/1/18	200,000	210,000
#Nexstar Broadcasting 144A 6.875% 11/15/20	190,000	199,500
#Nielsen Finance 144A 4.50% 10/1/20	35,000	34,738
#Ono Finance II 144A 10.875% 7/15/19	234,000	244,530
*#Sinclair Television Group 144A 6.125% 10/1/22	100,000	107,250
#Univision Communications 144A 8.50% 5/15/21	365,000	400,130
#UPCB Finance VI 144A 6.875% 1/15/22	150,000	163,125
		3,076,996
Services – 5.27%
#Algeco Scotsman Global Finance 144A
8.50% 10/15/18	365,000	392,374
10.75% 10/15/19	280,000	291,199
#ARAMARK 144A 5.75% 3/15/20	95,000	97,375
#BC Mountain 144A 7.00% 2/1/21	55,000	56,788
*#Beazer Homes USA 144A 7.25% 2/1/23	15,000	15,188
Caesars Entertainment Operating 8.50% 2/15/20	195,000	190,734
#Carlson Wagonlit 144A 6.875% 6/15/19	200,000	210,000
#Cedar Fair 144A 5.25% 3/15/21	55,000	55,000
#CEVA Group 144A 8.375% 12/1/17	190,000	197,600
*CityCenter Holdings PIK 10.75% 1/15/17	100,000	111,000
#DigitalGlobe 144A 5.25% 2/1/21	160,000	159,400
#H&E Equipment Services 144A 7.00% 9/1/22	170,000	187,000
Kansas City Southern de Mexico
6.125% 6/15/21	120,000	135,300
8.00% 2/1/18	27,000	29,835
M/I Homes 8.625% 11/15/18	210,000	232,574
#Mattamy Group 144A 6.50% 11/15/20	190,000	190,238
Meritage Homes 7.00% 4/1/22	35,000	38,938
MGM Resorts International
#144A 6.75% 10/1/20	120,000	126,000
7.75% 3/15/22	90,000	99,338
11.375% 3/1/18	310,000	391,374
NCL
#144A 5.00% 2/15/18	146,000	147,460
9.50% 11/15/18	20,000	22,400
PHH
7.375% 9/1/19	100,000	113,000
9.25% 3/1/16	99,000	116,078
Pinnacle Entertainment
7.75% 4/1/22	60,000	63,300
8.75% 5/15/20	30,000	32,438

Seven Seas Cruises 9.125% 5/15/19	175,000	188,563
Standard Pacific 10.75% 9/15/16	59,000	73,750
Swift Services Holdings 10.00% 11/15/18	180,000	207,000
#Taylor Morrison Communities 144A 7.75% 4/15/20	195,000	210,600
United Rentals North America
6.125% 6/15/23	35,000	36,925
7.625% 4/15/22	43,000	47,838
West 7.875% 1/15/19	186,000	195,300
		4,661,907
Technology – 2.45%
Avaya
9.75% 11/1/15	21,000	20,764
10.125% 11/1/15	189,000	186,874
CDW
8.50% 4/1/19	110,000	121,825
12.535% 10/12/17	88,000	94,930
First Data
*#144A 8.25% 1/15/21	180,000	184,950
11.25% 3/31/16	195,000	193,781
#144A 11.25% 1/15/21	130,000	133,250
GXS Worldwide 9.75% 6/15/15	148,000	154,660
iGate 9.00% 5/1/16	160,000	175,000
Infor US 9.375% 4/1/19	214,000	241,285
j2 Global 8.00% 8/1/20	285,000	303,524
MagnaChip Semiconductor 10.50% 4/15/18	133,000	149,625
#Viasystems 144A 7.875% 5/1/19	195,000	204,263
		2,164,731
Utilities – 0.75%
AES
7.375% 7/1/21	133,000	150,955
8.00% 6/1/20	43,000	50,203
Elwood Energy 8.159% 7/5/26	104,013	108,694
GenOn Energy 9.875% 10/15/20	188,000	217,139
Mirant Americas 8.50% 10/1/21	115,000	135,700
		662,691
Total Corporate Bonds (cost $32,766,387)		35,242,220

«Senior Secured Loans – 1.37%
@Avis Budget Car 5.375% 1/2/14	180,000	180,000
Brock Holdings III 10.00% 2/15/18	55,000	55,619
Equipower Resources 2nd Lien 10.00% 5/23/19	75,000	76,969
@Monarch Financial Holdings 5.375% 1/27/14	125,000	125,000
Rite Aid 2nd Lien 5.75% 8/3/20	230,000	236,583
Smart & Final 2nd Lien 10.50% 11/8/20	200,000	205,250
SUPERVALU 1st Lien 6.25% 1/10/19	205,000	208,118
WideOpenWest Finance 1st Lien 6.25% 7/17/18	119,400	121,071
Total Senior Secured Loans (cost $1,183,605)		1,208,610

	Number of
	Shares
Exchange Traded Funds – 0.34%
*iPATH S&P 500 VIX Short-Term Futures ETN	12,500	299,625
Total Exchange Traded Funds (cost $589,000)		299,625

Limited Partnership – 1.21%
Brookfield Infrastructure Partners	10,300	408,395
Lehigh Gas Partners	31,800	661,758
Total Limited Partnership (cost $897,682)		1,070,153

Preferred Stock – 0.90%
#Ally Financial 144A 7.00%	400	389,213
•GMAC Capital Trust I 8.125%	8,000	212,320
*†Regions Financial 6.375%	8,000	199,840
Total Preferred Stock (cost $704,216)		801,373

Warrant – 0.00%
=Nieuwe Steen	300	0
Total Warrant (cost $0)		0

	Principal
	Amount
Short-Term Investments – 0.88%
≠Discount Notes – 0.43%
Federal Home Loan Bank
0.12% 4/2/13	$148,575	148,567
0.125% 3/6/13	231,378	231,377
		379,944
Repurchase Agreements – 0.30%
Bank of America 0.12%, dated 2/28/13, to be
repurchased on 3/1/13, repurchase price $100,478
(collateralized by U.S. government obligations 0.00%-0.375%
7/25/13-10/15/15; market value $102,488)	100,478	100,478

BNP Paribas 0.15%, dated 2/28/13, to be
repurchased on 3/1/13, repurchase price $160,523
(collateralized by U.S. government obligations 0.00%-1.875%
5/30/13-8/31/17; market value $163,732)	160,522	160,522
		261,000
≠U.S. Treasury Obligation – 0.15%
U.S. Treasury Bill 0.04% 3/21/13	136,013	136,009
		136,009
Total Short-Term Investments (cost $776,943)		776,953

Total Value of Securities Before Securities Lending Collateral – 131.68%
(cost $100,017,891)		116,445,314

	Number of
	Shares
**Securities Lending Collateral – 8.65%
Investment Companies
Delaware Investments Collateral Fund No. 1	7,646,848	7,646,848
@†Mellon GSL Reinvestment Trust II	154,977	0
Total Securities Lending Collateral (cost $7,801,825)		7,646,848

Total Value of Securities – 140.33%
(cost $107,819,716)		124,092,162 ©

	Number of
	Contracts
Options Written – (0.02%)
Call Options – (0.02%)
Coach, strike price $48.00, expires 3/16/13 (MSC)	(100)	(7,750)
Research In Motion, strike price $15.00, expires 3/16/13 (MSC)	(250)	(11,000)
Total Options Written (premium received ($78,371))		(18,750)

**Obligation to Return Securities Lending Collateral – (8.82%)		(7,801,825)
Borrowing Under Line of Credit – (31.92%)		(28,225,000)
«Other Receivables Net of Liabilities and Other Assets – 0.43%		381,429
Net Assets Applicable to 9,439,043 Shares Outstanding – 100.00%		$88,428,016

†Non income producing security.
*Fully or partially on loan.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At February 28, 2013, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 28, 2013, the aggregate value of Rule 144A securities was $20,472,160, which represented 23.15% of the Fund’s net assets. See Note 7 in "Notes."
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at February 28, 2013.
•Variable rate security. The rate shown is the rate as of February 28, 2013. Interest rates reset periodically.
@Illiquid security. At February 28, 2013, the aggregate value of illiquid securities was $305,000, which represented 0.34% of the Fund’s net assets. See Note 7 in “Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at February 28, 2013.
≠The rate shown is the effective yield at the time of purchase.
**See Note 6 in "Notes" for additional information on securities lending collateral.
©Includes $7,747,945 of securities loaned.
«Includes foreign currency valued at $31,796 with a cost of $32,396.

Summary of Abbreviations:
ADR – American Depositary Receipt
ETN – Exchange-Traded Note
MSC – Morgan Stanley Capital
PIK – Pay-in-kind
REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments® Dividend and Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (November 30, 2009 – November 30, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regards to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on February 28, 2013.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2012. The actual determination of the source of the Fund’s distributions can be made only at year end.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At February 28, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 28, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$108,040,846
Aggregate unrealized appreciation	$18,312,524
Aggregate unrealized depreciation	(2,278,192)
Net unrealized appreciation	$16,034,332

For federal income tax purposes, at November 30, 2012, capital loss carryforwards of $19,600,811 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $8,385,175 expires in 2016 and $11,215,636 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock	$65,504,562	$-	$-	$65,504,562
Convertible Preferred Stock	1,083,082	1,328,461	-	2,411,543
Corporate Debt	-	45,581,105	-	45,581,105
Investment Company	299,625	-	-	299,625
Other	1,482,313	389.213	-	1,871,526
Short-Term Investments	-	776,953	-	776,953
Securities Lending Collateral	-	7,646,848	-	7,646,848
Total	$68,369,582	$55,722,580	$-	$124,092,162

Options Written	$(18,750)	$-	$-	$(18,750)

The securities that have been deemed worthless on the schedule of investments are considered to be Level 3 securities in this table.

During the period ended February 28, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

3. Unfunded Commitments
The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount.

As of February 28, 2013 the Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
Avis Budget Car	$180,000
Monarch Financial Holdings	125,000

4. Line of Credit
For the period ended February 28, 2013, the Fund borrowed money pursuant to a $30,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on November 11, 2013. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At February 28, 2013, the par value of loans outstanding was $28,225,000 at a variable interest rate of 1.14%. During the period ended February 28, 2013, the average daily balance of loans outstanding was $28,225,000 at a weighted average interest rate of approximately 0.27%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.20% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

5. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at February 28, 2013.

Options Contracts – During the period ended February 28, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended February 28, 2013 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at November 30, 2012	-	$-
Options written	450	78,371
Options outstanding at February 28, 2013	450	$78,371

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At February 28, 2013, the value of securities on loan was $7,747,945, for which the Fund received collateral, comprised of non-cash collateral valued at $141,968, and cash collateral of $7,801,825. At February 28, 2013, the value of invested collateral was $7,646,848. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral."

7. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Rating and Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 28, 2013. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

8. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 28, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: